Interest and Other Expense, Net - Interest and Other Expense, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2019	Sep. 30, 2018	Sep. 30, 2017
Other Income and Expenses [Abstract]
Interest income	$ 6,225	$ 6,602	$ 7,972
Interest expense	(3,911)	(2,764)	(1,600)
Foreign exchange loss	(7,860)	(6,173)	(8,246)
Other, net	3,687	(4,431)	(2,547)
Total	$ (1,859)	$ (6,766)	$ (4,421)